--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2002

Dear Shareholder:

      The semi-annual period ended June 30, 2002, saw general turmoil in the equity markets. Bond markets, particularly municipal securities, proved to be a viable shelter from unstable economic conditions and experienced strong inflows throughout the period. Municipal bonds outperformed Treasuries returning 4.64% versus 3.61% respectively as measured by the LEHMAN BROTHERS MUNICIPAL BOND INDEX* and the LEHMAN BROTHERS TREASURY INDEX** for the six months ended June 30, 2002.

      The first half of 2002 was markedly different from the last six months of 2001, as the Federal Reserve Board (the "Fed") left interest rates unchanged. After a 225 basis point decline in interest rates during the latter half of 2001, and the uncertainty of the economic recovery in the first half of this year, the Fed remained cautious about the state of the economy. Fears of inflation remained subdued, allowing the Fed to remain on hold and maintain the lowest interest rates in decades.

      The past six months also saw a 20% increase in new municipal issuance totaling $162 billion, as compared to the same time period last year. Both retail and institutional investment in municipals remained high and continued to drive performance as investors sought lower volatility alternatives with
attractive  taxable  equivalent  yields.   While  economic  indicators  remained
positive during the period, the instability of the equity and capital markets--as a result of corporate governance and accounting issues, fears of renewed terrorist acts and geopolitical instability--weighed on investor confidence, an integral component of economic recovery.

      The volatility, which continues to be seen throughout all sectors of the market, can be disconcerting for investors. We encourage you to consult with your financial advisor to help establish a strategy that best fits your overall goals and risk tolerance.

      The semi-annual report includes a summary of market conditions over the last six months, a review of the strategy employed by your Trust's portfolio managers, the Trust's unaudited financial statements and a listing of the portfolio's holdings. We thank you for your continued confidence in BlackRock and the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                               /s/ Ralph L. Schlosstein
-----------------------                            ------------------------
Laurence D. Fink                                   Ralph L. Schlosstein
Chief Executive Officer                            President
BlackRock Advisors, Inc.                           BlackRock Advisors, Inc.

 * The Lehman Brothers Municipal Bond Index measures the performance of the investment grade long-term tax-exempt bond market. The Index is unmanaged and cannot be purchased directly.
** The Lehman Brothers Treasury Index measures the performance of the public obligations of the U.S. Treasury. The Index is unmanaged and cannot be purchased directly.

                                                                   July 31, 2002
Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock Strategic Municipal Trust (the "Trust") for the six months ended June 30, 2002. We would like to take this opportunity to review the change in the Trust's stock price and net asset value (NAV), summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BSD". The Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve these objectives by investing 80% of its total assets in investment grade (rated "Baa" or "BBB" or better by a major rating agency or of equivalent quality), and may invest up to 20% of its total assets in non-investment grade (rated "Ba/BB" or "B" by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

     The table below summarizes the changes in the Trust's share price and NAV:

--------------------------------------------------------------------------------
                             06/30/02   12/31/01    CHANGE      HIGH      LOW
--------------------------------------------------------------------------------
SHARE PRICE                   $14.05     $13.58      3.46%     $14.20    $13.24
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)         $14.83     $14.33      3.49%     $14.92    $14.39
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

     Economic performance was mixed during the semi-annual period ended June 30, 2002, as volatility and instability were prevalent throughout all sectors of the market. The U.S. economy showed signs of recovery, but mixed economic data and dismal performance in the equity markets caused a massive unwinding of Fed tightening expectations. Structural imbalances in the U.S. economy became evident and the effects of the short-term stimulus post September 11th diminished, causing the Fed to remain on hold and leave the Federal Funds rate unchanged at 1.75%. Positive economic data included a rise in first quarter 2002 GDP of 6.1%, the fastest rate in two years, strong manufacturing data, an 8.4% rise in first quarter 2002 productivity and the Consumer Confidence Index advancing from year-end levels. Low inventory levels should support manufacturing data, but we are skeptical about the continued strength of consumer demand, which is essential to a sustained economic recovery. The long-term sustainability of the highly leveraged consumer remains a pivotal issue to the strength of the economic recovery. Although fundamentals support a recovery, declining equities and a plummeting dollar continue to erode investor confidence. We remain uncertain that a near-term business investment recovery will materialize, as pricing power remains weak. While second quarter weakness may be overstated, the likely outcome is one of several quarters of sub-par growth in the 2.5%-3.0% range.

     Year-to-date, rates have fallen across the yield curve. The Treasury market returned 3.61% during the period, posting exceptionally strong months in April and June as risk aversion dominated the markets. Over the course of the period, the yield curve steepened in reaction to mixed economic data and a proliferation of negative headlines in the corporate sector. Looking ahead, the budget surplus of 2001 is unlikely to be sustained due to anemic tax revenues and a sharp rise in defense spending, which should result in larger auction sizes. However, the allowable debt limit set by Congress will soon be reached, possibly leading the Treasury to pursue additional methods of financing until it can return to regular auctions. As of June 30, 2002, the 10-year Treasury was yielding 4.80% versus 5.05% on December 31, 2001.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ended June 30, 2002, returning 7.55% (as measured by the Lehman Municipal Bond Index at a tax bracket of 38.6%) versus 3.79% for the Lehman Aggregate Index. Retail investment has reached record highs, as investors searched for a lower volatility asset class providing high after-tax returns. Institutional demand has also remained strong and is being fueled by increased profitability on the part of insurance companies, the search for stable income and asset allocation trades away from segments of the market experiencing higher volatility. Over the period, strong demand was met by significant new issuance as the first quarter of 2002 posted a 10% increase over the same period in 2001 and was the largest first quarter total on record. Through June, new bond issuance remained robust, bringing total year-to-date issuance to nearly $170 billion, and is on pace to be the largest issuance year in history. The municipal yield curve remains historically steep, as the short end of the curve has outperformed Treasuries over the recent months while longer maturities performed in line with their Treasury counterparts.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Municipals outperformed Treasuries for the period due to strong retail and institutional demand despite record issuance. In the waning months of the period, the short-end of the curve outperformed Treasuries while rates at the long-end remained relatively stagnant, leaving the yield curve at steep levels on a historical basis.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the period, the Trust's leverage amount was approximately 36% of total assets.

     The following charts show the Trust's asset composition and credit quality allocations:

        ---------------------------------------------------------------
                               SECTOR BREAKDOWN
        ---------------------------------------------------------------
        SECTOR                        JUNE 30, 2002   DECEMBER 31, 2001
        ---------------------------------------------------------------
        Industrial & Pollution Control      19%             18%
        ---------------------------------------------------------------
        Hospital                            16%             16%
        ---------------------------------------------------------------
        Power                               11%             11%
        ---------------------------------------------------------------
        Tax Revenue                          9%             11%
        ---------------------------------------------------------------
        Education                            8%              9%
        ---------------------------------------------------------------
        City, County & State                 8%              6%
        ---------------------------------------------------------------
        Housing                              6%              5%
        ---------------------------------------------------------------
        Transportation                       6%              6%
        ---------------------------------------------------------------
        District                             6%              5%
        ---------------------------------------------------------------
        Water & Sewer                        4%              7%
        ---------------------------------------------------------------
        Tobacco                              3%              2%
        ---------------------------------------------------------------
        Other                                4%              4%
        ---------------------------------------------------------------

        ---------------------------------------------------------------
        CREDIT RATING*                JUNE 30, 2002   DECEMBER 31, 2001
        ---------------------------------------------------------------
        AAA/Aaa                             35%             37%
        ---------------------------------------------------------------
        AA/Aa                               20%             19%
        ---------------------------------------------------------------
        A/A                                 12%             11%
        ---------------------------------------------------------------
        BBB/Baa                              9%              8%
        ---------------------------------------------------------------
        BB/Ba                               18%             20%
        ---------------------------------------------------------------
        Not Rated                            6%              5%
        ---------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment and continued interest in The BlackRock Strategic Municipal Trust. Please feel free to call our marketing center at (800) 227-7BFM
(7236) if you have any specific questions which were not addressed in this report.

Sincerely,



/s/ Robert S. Kapito                     /s/ Kevin M. Klingert
------------------                       --------------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                    BSD
--------------------------------------------------------------------------------
Initial Offering Date:                                          August 25, 1999
--------------------------------------------------------------------------------
Closing Share Price as of 6/30/02:                                  $14.05
--------------------------------------------------------------------------------
Net Asset Value as of 6/30/02:                                      $14.83
--------------------------------------------------------------------------------
Yield on Closing Share Price as of 6/30/02 ($14.05)(1):              6.14%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share(2):                   $ 0.0719
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share(2):                $ 0.8628
--------------------------------------------------------------------------------

(1) Yield on closing share price is calculated by dividing the current annualized distribution per share by the closing share price.

(2) The distribution is not constant and is subject to change. The monthly distribution was increased in July 2002 for shareholders of record July 15, 2002 from $0.0719 to $0.075233 per common share.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                                        OPTION CALL       VALUE
  RATING*   (000)                                  DESCRIPTION                           PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--154.8%
                     ALABAMA--14.4%
  AA   $ 7,000       Alabama St. Pub. Sch. & Coll. Auth. Rev., Cap. Impvt., Ser. C,
                      5.75%, 7/01/18 .................................................  7/09 @ 101.5   $ 7,487,970
  Baa2   3,000       Courtland Ind. Dev. Brd. Solid Wst. Disp. Rev., Champion Intl.
                      Corp. Proj., Ser. A, 6.70%, 11/01/29 ...........................  11/09 @ 101      3,136,470
  AAA    4,635       Jefferson Cnty. Swr. Rev., Ser. D, 5.75%, 2/01/27, FGIC .........   2/07 @ 101      4,798,940
                                                                                                       -----------
                                                                                                        15,423,380
                                                                                                       -----------
                     ALASKA--1.1%
  AAA    1,130       Alaska St. Hsg. Fin. Corp. Rev., Ser. A, 5.875%, 12/01/24, MBIA .   12/05 @ 102     1,152,182
                                                                                                       -----------
                     COLORADO--1.7%
  AAA   10,000       Northwest Pkwy. Pub. Hwy. Auth. Rev., Ser B, Zero Coupon,
                      6/15/30, FSA ...................................................  6/11 @ 31.387    1,872,100
                                                                                                       -----------
                     CONNECTICUT--8.7%
                     Mashantucket Western Pequot Tribe, Spec. Rev.,
  Baa3   1,500++      Ser. A, 5.50%, 9/01/28 .........................................   9/09 @ 101      1,435,845
  Baa3   8,000++      Ser. B, 5.75%, 9/01/27 .........................................   9/07 @ 102      7,947,120
                                                                                                       -----------
                                                                                                         9,382,965
                                                                                                       -----------
                     FLORIDA--6.9%
                     Florida Hsg. Fin. Corp. Rev., Sunset Place, Ser. K-1,
  A      2,400        6.00%, 10/01/19 ................................................   10/09 @ 102     2,426,880
  A      2,000        6.10%, 10/01/29 ................................................   10/09 @ 102     2,021,720
  NR     3,300       Hillsborough Cnty. Ind. Dev. Auth. Fac. Rev., National Gypsum,
                      Ser. A, 7.125%, 4/01/30 ........................................   4/10 @ 101      2,941,125
                                                                                                       -----------
                                                                                                         7,389,725
                                                                                                       -----------
                     ILLINOIS--11.3%
  AAA    5,000       Chicago Brd. of Ed. Chicago Sch. Reform, 5.75%, 12/01/27, AMBAC .   12/07 @ 102     5,223,350
  BB+    7,560       Chicago O'Hare Intl. Arpt. Spec. Fac. Rev., Delta Air Lines Inc.
                      Term. Proj., 6.45%, 5/01/18 ....................................   5/03 @ 103      6,929,572
                                                                                                       -----------
                                                                                                        12,152,922
                                                                                                       -----------
                     KENTUCKY--8.8%
  AAA   32,345       Kentucky Econ. Dev. Fin. Auth. Hlth. Sys. Rev., Norton Hlth.
                      Care Inc., Ser. B, Zero Coupon, 10/01/24, MBIA .................  No Opt. Call     9,468,352
                                                                                                       -----------
                     MICHIGAN--13.4%
  AAA    2,000       Michigan St. Hosp. Fin. Auth. Rev., Mercy Hlth. Svcs., 5.75%,
                      8/15/19, MBIA ..................................................   8/09 @ 101      2,126,640
  BB+   12,000       Midland Cnty. Econ. Dev. Rev., Ser. A, 6.875%, 7/23/09 ..........   7/07 @ 101     12,220,800
                                                                                                       -----------
                                                                                                        14,347,440
                                                                                                       -----------
                     MISSOURI--1.9%
  A      2,000       Missouri St. Hlth. & Edl. Facs. Auth. Hlth. Facs. Rev.,
                      St. Anthony's Med. Ctr., 6.125%, 12/01/19 ......................   12/10 @ 101     2,097,760
                                                                                                       -----------
                     NEW JERSEY--11.2%
  BB-    6,000       New Jersey Econ. Dev. Auth. Spec. Fac. Rev., Continental
                      Airlines Inc. Proj., 6.25%, 9/15/19 ............................   9/09 @ 101      5,106,540
  AA-    6,000 +++   New Jersey St. Transp. Trust Fund Auth. Sys. Rev., Ser. A,
                      6.00%, 6/15/10 .................................................      N/A          6,889,380
                                                                                                       -----------
                                                                                                        11,995,920
                                                                                                       -----------






                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                                        OPTION CALL       VALUE
  RATING*   (000)                                  DESCRIPTION                           PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                     NEW YORK--13.8%
  NR    $2,000++     Charter Mac Equity Issuer Trust, Ser. B, 7.60%, 11/30/50 ........   11/10 @ 100   $ 2,148,660
                     New York City Transitional Fin. Auth. Rev.,
  AA+    3,300        Ser. A, 5.25%, 11/01/11 ........................................  No Opt. Call     3,598,089
  AA+    6,000        Ser. B, 6.00%, 11/15/21 ........................................   5/10 @ 101      6,496,440
  Aa1    2,500       New York St. Mtge. Agcy. Rev., Homeowner Mtge., Ser. 85,
                      5.70%, 10/01/17 ................................................   9/09 @ 100      2,576,750
                                                                                                       -----------
                                                                                                        14,819,939
                                                                                                       -----------
                     PENNSYLVANIA--21.5%
                     Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Grp.,
  Ba2    2,250        6.00%, 11/01/23 ................................................   11/08 @ 102     1,954,260
  Ba2    2,335        6.20%, 11/01/14 ................................................   11/09 @ 102     2,220,678
  A-     1,500       Montgomery Cnty. Ind. Dev. Auth., Retirement Cmnty. Rev., 5.25%,
                      11/15/28 .......................................................   11/08 @ 101     1,400,745
  NR     4,000 ++    MuniMae TE Bond Subsidiary LLC, Ser. A, 6.875%, 6/30/09 .........   6/09 @ 100      4,195,120
                     Pennsylvania Econ. Dev. Fin. Auth. Exempt Facs. Rev., Amtrak Proj.,
                      Ser. A,
  A3       700        6.125%, 11/01/21 ...............................................   5/11 @ 101        688,436
  A3     1,000        6.25%, 11/01/31 ................................................   5/11 @ 101        982,850
  A3     1,000        6.50%, 11/01/16 ................................................   5/11 @ 101      1,038,600
  AAA    8,500       Philadelphia Sch. Dist., GO, Ser. C, 5.75%, 3/01/29, MBIA .......   3/10 @ 100      8,928,995
  AAA    1,500       Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj., 6.15%,
                      12/01/29, AMBAC ................................................  No Opt. Call     1,690,695
                                                                                                       -----------
                                                                                                        23,100,379
                                                                                                       -----------
                     TENNESSEE--5.6%
  A3     3,750       Maury Cnty. Ind. Dev. Brd., PCR, Saturn Corp. Proj., 6.50%,
                      9/01/24 ........................................................   9/04 @ 102      3,907,388
  AAA    2,000       Memphis Shelby Cnty. Arpt. Auth. Rev., Ser. D, 6.00%, 3/01/24,
                      AMBAC ..........................................................   3/10 @ 101      2,126,420
                                                                                                       -----------
                                                                                                         6,033,808
                                                                                                       -----------
                     TEXAS--16.8%
  BB     6,500       Dallas Ft. Worth Intl. Arpt. Fac. Impvt. Rev., Amer. Airlines Inc.,
                      6.375%, 5/01/35 ................................................  11/09 @ 101      5,067,855
  AAA    4,750       Harris Cnty. Houston Sports Auth. Rev., Ser. A, Zero Coupon,
                      11/15/38, MBIA ................................................ 11/30 @ 61.166       587,908
  AAA    1,500       Lower Colorado River Auth. Rev., Ser. A, 5.50%, 5/15/21, AMBAC ..   5/09 @ 101      1,546,320
  BBB    3,000       Port Corpus Christi Auth. Rev., Celanese Proj., Ser. B, 6.70%,
                      11/01/30 .......................................................   5/12 @ 101      3,035,940
  Aa1      500       Texas St. Wtr. Fin. Asst., GO, 5.75%, 8/01/22 ...................   8/10 @ 100        526,400
  AAA    7,030       Travis Cnty. Hlth. Facs. Dev. Corp. Rev., Ascension Hlth.,
                      Ser. A, 5.875%, 11/15/24, AMBAC ................................  11/09 @ 101      7,334,469
                                                                                                       -----------
                                                                                                        18,098,892
                                                                                                       -----------
                     UTAH--4.0%
  AAA    4,000       Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. B, 5.75%,
                      7/01/19, MBIA ..................................................   7/07 @ 102      4,271,200
                                                                                                       -----------
                     VIRGINIA--1.7%
  AAA    1,750       Virginia St. Res. Auth. Clean Wtr. Rev., 5.625%, 10/01/22 .......   10/10 @ 100     1,835,295
                                                                                                       -----------
                     WASHINGTON--6.5%
                     Washington St., GO,
  AA+    4,750        Ser. 2000 A, 5.625%, 7/01/24 ...................................   7/09 @ 100      4,880,767
  AA+    2,000        Ser. B, 6.00%, 1/01/25 .........................................   1/10 @ 100      2,126,360
                                                                                                       -----------
                                                                                                         7,007,127
                                                                                                       -----------
                     WISCONSIN--5.5%
  A1     6,000       Badger Tobacco Asset Sec. Corp. Rev., 6.375%, 6/01/32 ...........   6/12 @ 100      5,871,240
                                                                                                       -----------
                     TOTAL LONG-TERM INVESTMENTS (COST $160,681,126) .................                 166,320,626
                                                                                                       -----------







                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
          PRINCIPAL
           AMOUNT                                                                        OPTION CALL       VALUE
  RATING*   (000)                                  DESCRIPTION                           PROVISIONS+     (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENTS**--3.2%
                     MASSACHUSETTS--0.4%
  A1+    $ 400       Massachusetts St., GO, Ser. B, 1.25%, 7/04/02, FRWD ...............     N/A      $    400,000
                                                                                                      ------------
                     TENNESSEE--2.8%
  VMIG1  3,000       Montgomery Cnty. Pub. Bldg. Auth., Pooled Fin. Rev., 1.85%, 7/01/02,
                      FRDD .............................................................     N/A         3,000,000
                                                                                                      ------------
                     TOTAL SHORT-TERM INVESTMENTS (COST $3,400,000) ....................                 3,400,000
                                                                                                      ------------

                     TOTAL INVESTMENTS--158.0% (COST $164,081,126) .....................               169,720,626
                     Liabilities in excess of other assets--(0.3)% .....................                  (286,905)
                     Preferred shares at redemption value, including dividends
                      payable--(57.7)% .................................................               (62,009,510)
                                                                                                      ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ................              $107,424,211
                                                                                                      ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity dates of these instruments are considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Date  (month/year)  and prices of the earliest  optional call or redemption.
    There may be other call provisions at varying prices at later dates.
 ++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of June 30, 2002, the Trust held 14.6% of its net assets in securities restricted as to resale.
+++ This bond is prerefunded. See glossary for definition.


----------------------------------------------------------------------------------------------------
                                        KEY TO ABBREVIATIONS
AMBAC -- American Municipal Bond Assurance Corporation  FSA  -- Financial Security Assurance
FGIC  -- Financial Guaranty Insurance Company           GO   -- General Obligation
FRDD  -- Floating Rate Daily Demand                     MBIA -- Municipal Bond Insurance Association
FRWD  -- Floating Rate Weekly Demand                    PCR  -- Pollution Control Revenue
----------------------------------------------------------------------------------------------------









                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK
STRATEGIC MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $164,081,126 (Note 1) ..........      $ 169,720,626
Cash .......................................................          1,463,719
Interest receivable ........................................          2,426,781
Other assets ...............................................             21,617
                                                                  -------------
                                                                    173,632,743
                                                                  -------------
LIABILITIES
Payable for investments purchased ..........................          3,583,569
Dividends payable--common shares ...........................            520,719
Investment advisory fee payable (Note 2) ...................             48,667
Deferred Trustees fees .....................................             13,049
Other accrued expenses .....................................             33,018
                                                                  -------------
                                                                      4,199,022
                                                                  -------------
PREFERRED SHARES AT REDEMPTION VALUE
$.001 par value per share and $25,000 liquidation
  value per share applicable to 2,480 shares,
  including dividends payable (Note 1 & 4) .................         62,009,510
                                                                  -------------
NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS ........................................      $ 107,424,211
                                                                  =============
Composition of Net Assets Applicable to
Common Shareholders:
  Par value (Note 4) .......................................      $       7,242
  Paid in capital in excess of par .........................        102,593,420
  Undistributed net investment income (Note 1) .............          1,878,044
  Accumulated net realized loss (Note 1) ...................         (2,693,995)
  Net unrealized appreciation (Note 1) .....................          5,639,500
                                                                  -------------
Net assets applicable to common shareholders,
  June 30, 2002 ............................................      $ 107,424,211
                                                                  =============
Net asset value per common share:
  ($107,424,211 / 7,242,261 common shares
  of beneficial interest issued and outstanding) ...........             $14.83
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK
STRATEGIC MUNICIPAL TRUST
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) .......................................         $ 5,110,717
                                                                    -----------
Expenses
  Investment advisory .....................................             499,707
  Auction agent ...........................................              83,396
  Custodian ...............................................              26,486
  Independent accountants .................................              22,303
  Reports to shareholders .................................              21,076
  Registration ............................................              14,371
  Transfer agent ..........................................              10,498
  Trustees ................................................               8,424
  Legal ...................................................               5,363
  Miscellaneous ...........................................              20,578
                                                                    -----------
    Total expenses ........................................             712,202
  Less fees waived by Advisor (Note 2) ....................            (208,211)
  Less fees paid indirectly (Note 2) ......................              (2,864)
                                                                    -----------
  Net expenses ............................................             501,127
                                                                    -----------
Net investment income .....................................           4,609,590
                                                                    -----------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments ..........................             378,163
Net change in unrealized appreciation on
  investments .............................................           2,197,843
                                                                    -----------
Net gain on investments ...................................           2,576,006
                                                                    -----------
DIVIDENDS TO PREFERRED SHAREHOLDERS
FROM NET INVESTMENT INCOME ................................            (420,252)
                                                                    -----------
NET INCREASE IN NET ASSETS APPLICABLE
TO COMMON SHAREHOLDERS RESULTING
FROM OPERATIONS ...........................................         $ 6,765,344
                                                                    ===========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   SIX MONTHS      FOR THE YEAR
                                                                                      ENDED        DECEMBER 31,
                                                                                 JUNE 30, 2002        2001(1)
                                                                                 -------------    -------------
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

OPERATIONS:
  Net investment income ......................................................   $   4,609,590    $   9,020,770
  Net realized gain (loss) on investments ....................................         378,163       (1,207,039)
  Net change in unrealized appreciation (depreciation) on investments ........       2,197,843       (2,914,437)
  Dividends to preferred shareholders from net investment income .............        (420,252)      (1,700,007)
                                                                                 -------------    -------------
    Net increase in net assets resulting from operations .....................       6,765,344        3,199,287
                                                                                 -------------    -------------
Dividends to Common Shareholders From Net Investment Income ..................      (3,124,329)      (6,248,628)
                                                                                 -------------    -------------

                                                                                 -------------    -------------
    Total increase (decrease) ................................................       3,641,015       (3,049,341)
                                                                                 -------------    -------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period ..........................................................     103,783,196      106,832,537
                                                                                 -------------    -------------
End of period (including undistributed net investment income of $1,878,044 and
  $813,035, respectively) ....................................................   $ 107,424,211    $ 103,783,196
                                                                                 =============    =============


----------
(1) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).











                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                               YEAR ENDED              FOR THE PERIOD
                                                                             DECEMBER 31,(2)          AUGUST 25, 1999(1)
                                                      SIX MONTHS ENDED    ---------------------            THROUGH
                                                       JUNE 30, 2002(3)   2001(3)         2000       DECEMBER 31, 1999(2)
                                                      -----------------   ------        -------      --------------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period(4) .................  $  14.33      $  14.75       $  13.39          $  14.33
                                                           --------      --------       --------          --------
Investment operations:
  Net investment income .................................      0.64          1.25           1.22              0.30
  Net realized and unrealized gain (loss) on investments       0.35         (0.58)          1.41             (0.79)
Dividends to preferred shareholders:
  Net investment income .................................     (0.06)        (0.23)         (0.35)            (0.06)
  In excess of net investment income ....................        --            --          (0.01)               --
                                                           --------      --------       --------          --------
Net increase (decrease) from investment operations ......      0.93          0.44           2.27             (0.55)
                                                           --------      --------       --------          --------
Dividends to common shareholders:
  Net investment income .................................     (0.43)        (0.86)         (0.88)            (0.23)
  In excess of net investment income ....................        --            --          (0.03)               --
                                                           --------      --------       --------          --------

Total dividends .........................................     (0.43)        (0.86)         (0.91)            (0.23)
                                                           --------      --------       --------          --------
Capital charges with respect to issuance of:
  Common shares .........................................        --            --             --             (0.03)
  Preferred shares ......................................        --            --             --             (0.13)
                                                           --------      --------       --------          --------
Total capital charges ...................................        --            --             --             (0.16)
                                                           --------      --------       --------          --------
Net asset value, end of period(4) .......................  $  14.83      $  14.33       $  14.75          $  13.39
                                                           ========      ========       ========          ========
Market value, end of period(4) ..........................  $  14.05      $  13.58       $13.6875          $  12.50
                                                           ========      ========       ========          ========
TOTAL INVESTMENT RETURN(5) ..............................      6.68%         5.32%         17.44%           (15.17)%
                                                           ========      ========       ========          ========
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS(6):
Expenses after expense offsets ..........................      0.95%(7)      0.91%          0.90%             0.94%(7)
Expenses before expense offsets .........................      1.36%(7)      1.31%          1.30%             1.35%(7)
Net investment income before preferred share dividends ..      8.77%(7)      8.40%          8.86%             6.24%(7)
Preferred share dividends ...............................      0.80%(7)      1.58%          2.60%             1.16%(7)
Net investment income available to common shareholders ..      7.97%(7)      6.82%          6.26%             5.08%(7)
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) .........  $105,949      $107,381       $100,171           $98,300
Portfolio turnover ......................................         8%            4%            44%                4%
Net assets of common shareholders, end of period (000) ..  $107,424      $103,783       $106,833           $96,971
Preferred shares outstanding (000) ......................  $ 62,000      $ 62,000       $ 62,000           $62,000
Asset coverage per preferred share, end of period .......  $ 68,320      $ 66,855       $ 68,092           $64,109

----------
(1) Commencement of investment operations. This information includes the initial investments by BlackRock Advisors, Inc. (Note 1) Net assets value immediately after the closing of the public offering was $14.30.
(2) Prior year amounts have been restated to conform to the current period's presentation under the provisions of EITF D-98 (Note 1).
(3) As required January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. Per share, ratios and supplemental data for periods prior to 2001 have not been restated to reflect this change.
(4) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
(5) Total investment return is calculated assuming a purchase of a common share at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
(6) Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of the common shareholders.
(7) Annualized

The information above represents the unaudited operating performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC
MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Strategic Municipal Trust (the "Trust") was organized as a Delaware business trust on June 17, 1999, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in certain states, a specific industry or region. No assurance can be given that the Trust's investment objectives will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of the Trust's Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly, from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock Trusts selected by the Trustees. This has the same economic effect for the Trustees as if the Trustees had invested the deferred amounts in such other BlackRock Trusts.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those Trusts selected by the Trustees in order to match its deferred compensation obligations.

CHANGE IN FINANCIAL STATEMENT CLASSIFICATION FOR AMPS: In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust has reclassified its Auction Market Preferred Shares ("AMPS") outside of permanent equity in the net assets section of the Statement of Assets and Liabilities. In addition, distributions to AMPS shareholders are now classified as a component of net assets resulting from operations on the Statement of Operations and Changes in Net Assets and as a component of the investment operations in the Financial Highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect majority owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly managed assets. "Managed assets" means the total assets of the Trust (including any assets attributable to any preferred shares that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The Advisor has undertaken to waive fees and expenses as follows: through year ended 12/31/04 by 0.25%, for year ended 12/31/05 by 0.20%, for year ended 12/31/06 by 0.15%, for year ended 12/31/07 by 0.10% and for year ended 12/31/08 by 0.05%. Pursuant to the agreement the Advisor waived fees of $208,211 during the six months ended June 30, 2002. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the six months ended
June 30, 2002 and the years ended December 31, 2001, 2000 and period ended December 31, 1999 were $291,496, $591,820, $570,718 and $157,597, respectively.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, and pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses, which include reimbursements to the Advisor for certain operational support services provided to the Trust.

   Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the six months ended June 30, 2002, were approximately $2,864.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended June 30, 2002, aggregated $12,407,949 and $12,567,943, respectively.

   The Federal income tax basis of the Trust's investments at June 30, 2002 was $164,018,347 and, accordingly, net unrealized appreciation was $5,702,279 (gross unrealized appreciation--$8,698,727, gross unrealized depreciation--$2,996,448).

   For Federal income tax purposes, the Trust had a capital loss carryforward at June 30, 2002, of approximately $3,110,000, of which approximately $130,000 will expire in 2008 and $2,980,000 which will expire in 2009. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value of common shares of beneficial interest authorized. The Trust may classify or reclassify any unissued common shares into one or more series of preferred shares. Of the 7,242,261 common shares outstanding at June 30, 2002, the Advisor owned 6,981 shares. As of June 30, 2002, there were 2,480 shares of preferred shares Series W7 outstanding.

   Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 1.15% to 1.60% during the six months ended June 30, 2002.

   The Trust may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred shares would be less than 200%.

   The preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and lia-bilities of the Trust as set forth in the Declaration of Trust are not satisfied.

   The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS

Subsequent to June 30, 2002, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.075233 per common share payable August 1, 2002 to shareholders of record on July 15, 2002. For the period July 1, 2002 to July 31, 2002, dividends declared on preferred shares totaled $71,300.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share ("NAV") is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.
      We are required by the Internal Revenue Code to advise you within 60 days of the Trust's tax year end as to the federally tax-exempt interest dividends received by you during such tax year. Accordingly, we are advising you that all dividends paid by the Trust during the tax year ended June 30, 2002, were federally tax-exempt interest dividends.
      For purposes of preparing your annual federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099 DIV.
      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

The Annual Meeting of Trust Shareholders was held May 23, 2002 to vote on the following matter:

To elect three Trustees as follows:

TRUSTEES:                          CLASS             TERM            EXPIRING
-------                           ------             -----           --------
Frank J. Fabozzi ..............     II              3 years            2005
Walter F. Mondale .............     II              3 years            2005
Ralph L. Schlosstein ..........     II              3 years            2005

Trustees whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink* and James Clayburn La Force, Jr.

Shareholders elected the three Trustees. The results of the voting were as follows:

                                VOTES FOR**     VOTES AGAINST**    ABSTENTIONS**
                                ----------       -------------     ------------
Frank J. Fabozzi ..............      2,159            --                    2
Walter F. Mondale .............  7,038,564            --              125,576
Ralph L. Schlosstein ..........  7,067,888            --               96,252

----------
* Laurence D. Fink has resigned his positions as Trustee and Chairman of the Board effective August 22, 2002. The Board of Trustees elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Trustee of the Board effective August 22, 2002.

** The votes represent common and preferred shareholders voting as a single class except for Frank J. Fabozzi who was voted on and elected by the preferred shareholders only.

      Certain of the officers of the Trust listed on the cover of this Report to Shareholders, are also officers of the Advisor. They serve in the following capacities for the Advisor: Robert S. Kapito--Director and Vice Chairman, Kevin
M. Klingert--Director and Managing Director, Henry Gabbay--Managing Director and Anne Ackerley--Managing Director.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock Strategic Municipal Trust's investment objectives are to provide current income that is exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market.

WHO MANAGES THE TRUST?

Black Advisors, Inc. (The "Advisor") manages the Trust. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $250 billion of assets under management as of June 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust will invest at least 80% of its total assets in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are securities rated within the four highest grades ("Baa" or "BBB" or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poors Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch")), or securities that are unrated but deemed to be of comparable quality by the Advisor. The Trust may invest up to 20% of its total net assets in securities that are rated, at the time of investment, "Ba/BB" or "B" or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust, in accordance with the Trust's investment objectives and policies, to seek to achieve its objectives by investing substantially all of its assets in municipal debt securities that pay interest that is exempt from regular Federal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of at least 15 years, but the average may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred shares to leverage the portfolio. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange, which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the issuance of preferred shares. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining interest rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income that is exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market, there can be no assurance that these objectives will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred shares, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BSD) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

HIGH YIELD RISK. The Trust may invest in high yield bonds, which involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not as strong financially as those with higher credit ratings. The Trust's investment in lower grade securities will expose the Trust to greater risk than if the Trust owned only higher grade securities.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:       Investment  vehicle which initially offers a fixed number
                       of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:              When a Trust's net asset value is greater than its market
                       price, the Trust is said to be trading at a discount.

DIVIDEND:              Income   generated  by  securities  in  a  portfolio  and
                       distributed  to  shareholders   after  the  deduction  of
                       expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT: Common   shareholders   may   have  all   dividends   and
                       distributions of capital gains automatically reinvested into additional shares of the trust.

MARKET PRICE:          Price per share of a security  trading  in the  secondary
                       market. For a closed-end Trust, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV): Net  asset  value  is  the  total  market  value  of  all securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

PREMIUM: When a Trust's market price is greater than its net asset value, the Trust is said to be trading at a premium.

PREREFUNDED BONDS:     These securities are  collateralized  by U.S.  Government
                       securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
-----------------------------------------------------------------------------------------------
                                                                           STOCK       MATURITY
PERPETUAL TRUSTS                                                           SYMBOL        DATE
                                                                           ------      --------
The BlackRock Income Trust Inc.                                             BKT           N/A
The BlackRock North American Government Income Trust Inc.                   BNA           N/A
The BlackRock High Yield Trust                                              BHY           N/A
BlackRock Core Bond Trust                                                   BHK           N/A
BlackRock Strategic Bond Trust                                              BHD           N/A

TERM TRUSTS
The BlackRock Strategic Term Trust Inc.                                     BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                            BQT          12/04
The BlackRock Advantage Term Trust Inc.                                     BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                   BCT          12/09

TAX-EXEMPT TRUSTS
-----------------------------------------------------------------------------------------------
                                                                           STOCK       MATURITY
PERPETUAL TRUSTS                                                           SYMBOL        DATE
                                                                           ------      --------
The BlackRock Investment Quality Municipal Trust Inc.                       BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.            RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust                    RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.            RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.              RNY           N/A
The BlackRock Pennsylvania Strategic Municipal Trust                        BPS           N/A
The BlackRock Strategic Municipal Trust                                     BSD           N/A
BlackRock California Municipal Income Trust                                 BFZ           N/A
BlackRock Municipal Income Trust                                            BFK           N/A
BlackRock New York Municipal Income Trust                                   BNY           N/A
BlackRock New Jersey Municipal Income Trust                                 BNJ           N/A
BlackRock Florida Municipal Income Trust                                    BBF           N/A
BlackRock New York Municipal Bond Trust                                     BQH           N/A
BlackRock Virginia Municipal Bond Trust                                     BHV           N/A
BlackRock Florida Municipal Bond Trust                                      BIE           N/A
BlackRock Municipal Bond Trust                                              BBK           N/A
BlackRock Maryland Municipal Bond Trust                                     BZM           N/A
BlackRock New Jersey Municipal Bond Trust                                   BLJ           N/A
BlackRock California Municipal Bond Trust                                   BZA           N/A
BlackRock California Municipal Income Trust II                              BCL           N/A
BlackRock New York Municipal Income Trust II                                BFY           N/A
BlackRock Municipal Income Trust II                                         BLE           N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                              BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                        BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.             BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                     BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.               BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                             BMT          12/10
BlackRock California Municipal 2018 Term Trust                              BJZ          12/18
BlackRock New York Municipal 2018 Term Trust                                BLH          12/18
BlackRock Municipal 2018 Term Trust                                         BPK          12/18


 IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
        AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

[BLACKROCK LOGO]

TRUSTEES
Ralph L. Schlosstein, CHAIRMAN*
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
Robert S. Kapito*
James Clayburn La Force, Jr.
Walter F. Mondale

OFFICERS
Robert S. Kapito, PRESIDENT*
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

CUSTODIAN
State Street Bank and Trust Company
1 Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT TRUSTEES
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2002 were not audited and accordingly, no opinion is expressed on them.
   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.
   Statements and other information contained in this report are as dated and are subject to change.

* Laurence D. Fink has resigned his positions as Trustee and Chairman of the Board effective August 22, 2002. The Board of Trustees elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Trustee of the Board effective August 22, 2002.

                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                          c/o BlackRock Advisors, Inc.
                              100 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM

                                                                     09248T-10-9
[LOGO] Printed on recycled paper                                     09248T-20-8



THE [BLACKROCK LOGO]
STRATEGIC
MUNICIPAL TRUST
----------------------------------
SEMI-ANNUAL REPORT
JUNE 30, 2002


[BLACKROCK LOGO]